Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 16—Commitments and Contingencies

We may become a party to litigation in the normal course of business.  We accrue for open claims based on our historical experience and available insurance coverage.  In the opinion of management, there are no legal matters involving us that would have a material adverse effect upon our financial condition, results of operations or cash flows.

Warranties

Our warranty policy generally provides coverage for components of the Power Oxidizer that we produce. Typically, the coverage period is one calendar year from the date of commissioning.  Provisions for estimated expenses related to product warranties are made at the time products are commissioned. These estimates are established using available information on the nature, frequency, and average cost of claims. Revision to the reserves for estimated product warranties is made when necessary, based on changes in these factors. Management actively studies trends of claims and takes action to improve product quality and minimize claims.

The following table presents the changes in the product warranty accrual included in accrued expenses in the accompanying consolidated balance sheets for the nine months ended December 31, 2015:

2015
Beginning balance, January 1, 2015	$242,000
Charged to cost of revenues	—
Usage	(242,000)

Ending balance, December 31, 2015	$—

Standby Letter of Credit

Pursuant to the terms of the D-R Agreement, the Company is required to provide a backstop security of $2.1 million to secure performance of certain obligations under the D-R Agreement (the “BSS”). Effective November 2, 2015, the Company executed that certain Backstop Security Support Agreement (the “Support Agreement”), pursuant to which an investor agreed to provide the Company with financial and other assistance (including the provision of sufficient and adequate collateral) as necessary in order for the Company to obtain a $2.1 million letter of credit acceptable to Dresser-Rand as the BSS and with an expiration date of June 30, 2017 (“Letter of Credit”). If the investor is required to make any payments on the Letter of Credit, subject to the terms of the Intercreditor Agreement (as defined below), the Company shall reimburse the investor the full amount of any such payment. Such payment obligation is secured by a pledge of certain collateral of the Company pursuant to a Security Agreement dated November 2, 2015 (“Security Agreement”), and the security interest in favor of and the payment obligations to the investor are subject to the terms of that certain Subordination and Intercreditor Agreement executed concurrently with the Support Agreement and Security Agreement (the “Intercreditor Agreement”) by and among the investor, the Company and the collateral agent pursuant to the senior secured notes issued by the Company in April and May 2015 (the “2015 Notes”).

The term of the Company’s obligations under the Support Agreement (the “Term”) commenced on November 2, 2015, the issuance date of the Letter of Credit, and will terminate on the earliest of: (a) replacement of the Letter of Credit with an alternative BSS in favor of Dresser-Rand, (b) Dresser-Rand eliminating the BSS requirement under the D-R Agreement, or (c) the last day of the twenty-fourth calendar month following the commencement of the Term. In consideration of the investor’s support commitment, the Company paid the investor a one-time fee equal to 4% of the amount of the Letter of Credit and is obligated to pay a monthly fee equal to 1% of the amount of the Letter of Credit for the first twelve months. If the Support Agreement has not terminated after the initial twelve months, the Company will pay another one-time fee equal to 4% of the amount of the Letter of Credit, and a monthly fee equal to 2% of the amount of the Letter of Credit for up to another twelve months.

The Company also issued the investor a five-year warrant to purchase 74,000 shares of the Company’s common stock, at an exercise price of $15.00/share, subject to adjustment for stock splits or other similar changes to the Company’s capital structure, which will become exercisable on the one-year anniversary of the first day of the Term (the “Warrant”). See also Note 12.

The Company recorded deferred financing fees consisting of the following:

Net Total
Cash fees and legal costs	$132,000
Warrants issued	246,000
Total deferred financing fees	378,000
Amortization – 2015	(34,000)
Net deferred financing fees, December 31, 2015	344,000

Less: Current Portion	(228,000)
Long Term Portion	$116,000

Product Liability

With respect to product liability claims involving our products, we believe that any judgment against us for actual damages will be adequately covered by our recorded accruals and, where applicable, excess liability insurance coverage.

Lease

We lease our office facility, research and development facility and certain equipment under operating leases, which for the most part, are renewable. Certain leases also provide that we pay insurance and taxes.

Future minimum rental payments under operating leases that have initial noncancellable lease terms in excess of one year as of December 31, 2015 are as follows:

Year Ending December 31, 2016	315,000
$315,000

Minimum rent payments under operating leases are recognized on a straight-line basis over the term of the lease. Rent expense, net of sublease income, was $316,000 and $211,000 for the years ended December 31, 2015 and 2014, respectively.

Our current headquarters is located at 9400 Toledo Way, Irvine, California 92618.  The property consists of a mixed use commercial office, production, and warehouse facility of 32,649 square feet.  Effective August 1, 2014, we assumed this lease.  The lease has a remaining term of 12 months and expires December 31, 2016.  The monthly base rent is $26,825.

In addition, we lease space from the Regents of the University of California, Irvine, for the installation and demonstration of the EC250 equipment. The lease expired on January 1, 2015 and reverted to a month-to-month lease with a monthly payment of $7,780.